COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

CLASS A (MLOAX), CLASS C (MLOCX), CLASS F (MLOFX), CLASS I (MLOIX),

CLASS R (MLORX) AND CLASS Z (MLOZX) SHARES

Supplement dated September 30, 2020 to

Summary Prospectus dated April 1, 2020,

Prospectus dated April 1, 2020, as supplemented on May 1, 2020 and August 13, 2020

On September 22, 2020, the Board of Directors of the Fund approved a change to the Fund’s benchmark from the Alerian Midstream Energy Canada-Capped Index to a blended benchmark consisting of 70% Alerian Midstream Energy Index, 20% S&P 500 Utilities Index, and 10% S&P 500 Oil & Gas Refining & Marketing Index, effective after the close of business on October 30, 2020.

In accordance with the benchmark change, the second paragraph within the section entitled “Principal Investment Strategies” on page 3 of the Fund’s Summary Prospectus and Prospectus has been deleted in its entirety and replaced with the following:

MLPs are considered to be “energy related” if they own or otherwise engage in activities related to energy infrastructure in the U.S., such as assets related to exploration, development, mining, production, processing, refining, storage, gathering, distribution, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. MLP and Related Companies encompass a wide range of companies related to energy infrastructure, and include, for example, mining companies, midstream assets such as pipelines, transportation & storage assets, electrical transmission companies and utilities, yieldcos, renewable energy companies, and elements of the liquefied natural gas (“LNG”) value chain.

Additionally, the following risk will be added to the section entitled “Principal Risks of Investing in the Fund” after the risk entitled “Industry Specific Risks” on page 5 of the Fund’s Summary Prospectus and page 7 of the Fund’s Prospectus:

Utilities Sector Risks

Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; the potential impact of natural disasters, terrorist attacks on the utility industry and its customers; increased competition; potential losses resulting from a developing deregulatory environment; and liabilities for environmental damage and general civil liabilities.

In addition, the following risk will be added to the section entitled “Principal Risks of Investing in the Fund” after the risk entitled “Industry Specific Risks” on page 34 of the Fund’s Prospectus:

Utilities Sector Risks

The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utilities companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. The effects of a national energy policy and lengthy delays, increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, which may include the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may also negatively impact these companies.

Technological innovations may render existing plants, equipment or products obsolete, and companies may experience difficulty in obtaining regulatory approval of new technologies. Utility companies may be affected by the potential impact of terrorist activities on the utility industry and its customers, as well as the impact of natural or man-made disasters. Any such event could have serious consequences for the general population of the affected area, may render a utility company’s equipment unusable and may adversely impact these companies. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of an electric or gas utility. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utilities companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utilities company.

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MLOPROSUP-0920